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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 AUGUST 14, 2006

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                              SONUS NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                  000-30229             04-3387074
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   (State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)

        250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS           01824
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (978) 614-8100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

On August 14, 2006, Sonus Networks, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) due to the delayed filing of the Company's Form 10-Q for the fiscal quarter ended June 30, 2006. The Company will request a hearing with the NASDAQ Listing Qualifications Panel for continued listing on The NASDAQ Stock Market. Pending a decision by the Panel, the Company's securities will remain listed on The NASDAQ Stock Market. There can be no assurance that the Panel will grant the Company's request for continued listing. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits

             99.1 Press release of Sonus Networks, Inc. dated August 16, 2006 reporting receipt of NASDAQ Staff Determination letter.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 16, 2006                     SONUS NETWORKS, INC.


                                          By: /s/ Charles J. Gray
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                                              Charles J. Gray
                                              Vice President and General Counsel

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                                  EXHIBIT INDEX

99.1 Press release of Sonus Networks, Inc. dated August 16, 2006 reporting receipt of NASDAQ Staff Determination letter.

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